Dear Shareholder:

Enclosed is the annual report of the operations of the South Dakota Tax-Free Fund, Inc., the "Fund," for the year ended December 31, 1999. The Fund's portfolio and related financial statements are presented within for your review.

As we start the new millennium, 1999 will go down as one of the worst years in bond market history. The benchmark 30-year Treasury bond has seen a value loss of approximately 27% as yields have risen from a January yield of 5.07% to a year ending 6.48%. Stabilizing global economies and a U.S. economy growing at what many economists believe is an unsustainable pace has led the Federal Reserve to raise short-term interest rates three times in 1999 for a total increase of three quarters of one percent. Strong consumer confidence, low unemployment, housing and retail sales at record levels, and a doubling of crude oil prices contributed to the Federal Reserve's actions.

Tax-free municipal bonds haven't faired much better. A long-term tax-free bond worth $1,000.00 on December 31, 1998 would be worth roughly $860.00 today, as yields have risen from a January yield of 4.94% to a year ending
5.94% on AAA rated bonds.   As a result, we are now seeing South Dakota
municipal bonds paying 90% to as high as 100% of the 30-year Treasury yield. Historically, municipals have averaged 85% of the 30-year Treasury yield over the past ten years. In terms of real rates of return, this is a very attractive opportunity.

The Fund began the year at $10.38 and closed the year at $9.72, for a total return of (1.63%)*. In anticipation of stronger economic growth, the Fund at times during the year utilized a defensive position in U.S. Treasury futures. Share price was stabilized as yields on U.S. Treasuries rose throughout the year. Stability of share price is the primary objective of a defensive position.

Diversification remains an important strategy of the Fund. Throughout the year, purchases in the primary and secondary market included Parkston County School District, Sioux Falls School District, and South Dakota Student Loans issues.

High current income exempt from federal and state income tax with preservation of capital remain the objectives of the Fund.

Sincerely,

Monte L. Avery                    Robert E. Walstad
Chief Portfolio Strategist        President

* without C.D.S.C

Terms & Definitions
-------------------

Average Annual Total Return
A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis.

Contingent Deferred Sales Charge (CDSC)
A charge applied at the time of redemption, assuming redemption at the end of the period.

Coupon Rate or Face Rate
The rate of interest payable annually, based on the face amount of the bond; expressed as a percentage.

Lehman Brothers Municipal Bond Index
An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Market Value
Actual (or estimated) price at which a bond trades in the market place.

Maturity
A measure of the term or life of a bond in years. When a bond "matures," the issuer repays the principal.

Net Asset Value (NAV)
The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charges.

Quality Ratings
A designation assigned by independent rating companies to give a relative indication of a bond's credit worthiness. "AAA", "AA" and "A" indicate investment grade securities. Ratings can range from a high of "AAA" to a low of "D".

Total Return
Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.


PERFORMANCE AND COMPOSITION
---------------------------


Portfolio Ratings
(based on Total Long-Term Investments)
--------------------------------------
[pie chart]
AAA                     42.5%
AA                      11.4%
A                       28.7%
BBB                      3.9%
NR                      13.5%

Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody's Investors Services and Standard & Poor's. Non-rated bonds have been determined to be of appropriate quality for the portfolio by ND Money Management, Inc., the investment adviser.


Portfolio Market Sectors
(as a % of Net Assets)
------------------------
[pie chart]

HC-Health Care          20.2%
H-Housing               18.8%
I-Industrial            16.5%
S-School                15.6%
GO-General Obligation   14.8%
C/L-C.O.P./Lease         7.0%
U-Utilities              5.9%
O-Other                  1.2%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.
These percentages are subject to change.


Comparative Index Graph
-----------------------
[line graph]

           Comparison of change in value of a $10,000 investment in the South Dakota Tax-Free Fund and the Lehman Brothers Municipal Bond Index

                    South Dakota Tax-Free Fund           Lehman Brothers
                    w/o CDSC                             Municipal Bond Index
------------------------------------------------------------------------------
4/5/1994            $10,000                              $10,000
1994                $10,280                              $10,034
1995                $11,459                              $11,786
1996                $12,212                              $12,309
1997                $12,835                              $13,442
1998                $13,334                              $14,313
1999                $13,116                              $14,017

Average Annual Total Returns
----------------------------
                               For periods ending December 31, 1999
                              --------------------------------------
                                                                Since Inception
                     1 year       5 year       10 year          (April 5, 1994)
                     ----------------------------------------------------------
Without CDSC         (1.63%)      4.99%          N/A                4.84%
With CDSC (4% max)   (5.38%)       N/A           N/A                 N/A


Putting Performance into Perspective
Returns are historical and are not a guarantee of future results. The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Lehman Brothers index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in South Dakota municipal bonds. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio.
Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

Key Statistics
--------------
12-31-98 NAV (share value)            $10.38
12-31-99 NAV                          $ 9.72
Average Maturity                       18.4 years
Number of Issues                      38
Total Net Assets                      $6,929,566

Schedule of Investments December 31, 1999

Name of Issuer
Percentages represent the                                    Rating
market value of each                                         Moody's     Coupon                        Principal      Market
investment category to total net assets                      /S&P         Rate         Maturity         Amount         Value
                                                           (Unaudited)
------------------------------------------------------------------------------------------------------------------------------
South Dakota Municipal Bonds  (100.8%)

Belle Fourche, SD School Dist. #9-1 G.O. FSA                Aaa/NR       5.500%        01/15/18    $    100,000   $    97,142
Deadwood, SD C.O.P. ACA                                      NR/A        6.375         11/01/20         200,000       194,710
SD (Education Loans, Inc.) Student Loan Rev. Gtd.             A/NR       5.600         06/01/20         350,000       324,320
#Grant Cty., SD (Northwestern Public. Svc.) PCR MBIA        Aaa/AAA      5.900         06/01/23         400,000       392,804
Hamlin, SD School Dist. #28-3                                NR/NR       5.700         10/01/15         120,000       115,346
Hamlin, SD School Dist. #28-3                                NR/NR       5.000         12/15/14         105,000        96,693
#Heartland Consumers Power Dist., Elec. Rev. FSA            Aaa/AAA      6.000         01/01/09         200,000       211,234
Henry, SD School Dist. #14-2 School Blding. G.O.             NR/NR       6.450         01/01/12          75,000        77,662
Minnehaha Cty., SD C.O.P.'s                                  Aa/NR       6.000         12/01/12         100,000       101,064
Mitchell, SD School Dist. #17-2 C.O.P.'s                     NR/A        6.200         01/15/13          60,000        60,868
Newell, SD School Dist. #09-2                                NR/NR       6.000         01/01/17         300,000       300,948
Parkston Cty., SD School Dist. #33-3 FSA                     NR/AAA      5.700         01/01/18         250,000       247,175
Pierre, SD C.O.P. AMBAC                                     Aaa/NR       5.625         07/01/19         100,000        95,582
Pierre, SD Sales Tax Ref. Rev.                               NR/NR       6.000         10/01/14         200,000       197,712
Rapid City, SD Parking Rev.                               Baa-1/NR       5.700         12/01/18         150,000       143,200
Sioux Falls, SD School Dist. #49-5 G.O.                      Aa/NR       5.500         07/01/20         150,000       144,056
Sioux Falls, SD School Dist. #49-5 G.O.                    Aa-3/NR       5.550         09/01/19         100,000        96,889
SD Conservancy Dist. (State Revolving Fund) Rev.           Aa-3/NR       5.625         08/01/17         200,000       194,158
SD Economic Dev. Fin. Auth. (D.T.S. Inc Project)             NR/A        5.500         04/01/19         300,000       280,461
SD Hsg. Devl. Auth. Homeownership Mrtge.                   Aa-1/AAA      6.550         05/01/14          90,000        93,472
SD Hsg. Devl. Auth. Homeownership Mrtge.                   Aa-1/AAA      6.600         05/01/17         175,000       179,846
SD Hsg. Devl. Auth. Homeownership Mrtge.                     Aa/NR       6.700         04/01/20         265,000       261,298
SD Hsg. Devl. Auth. Homeownership Mrtge.                   Aa-1/AAA      6.000         05/01/21         200,000       199,342
SD Hsg. Devl. Auth. Homeownership Mrtge.                   Aa-1/AAA      6.100         05/01/17         100,000       102,543
SD Hsg. Devl. Auth. Homeownership Mrtge.                   Aa-1/AAA      5.400         05/01/24         395,000       370,941
SD Hsg. Devl. Auth. Homeownership Mrtge.                   Aa-1/AAA      5.125         05/01/27         100,000        92,493
SD Hlth. & Educ. Auth. (Huron Regl. Medl. Ctr.) Rev.         NR/BBB      7.250         04/01/20         125,000       130,525
SD Hlth. & Educ. Auth. (Univ. of Sioux Falls) Rev.           NR/NR       7.100         04/01/15         150,000       152,849
SD Hlth. & Educ. Auth. (Vocational Educ.) Rev. AMBAC        Aaa/AAA      5.500         08/01/22         150,000       139,854
SD Hlth. & Educ. Auth. (Rapid City Regl. Hosp.) MBIA        Aaa/AAA      5.000         09/01/22         200,000       172,422
*SD Hlth. & Educ. Auth. (Crippled Childrens) Rev.            NR/A+       7.100         07/01/09         260,000       260,000
*SD Hlth. & Educ. Auth. (St. Luke's/Midland) Rev. MBIA      Aaa/AAA      6.625         07/01/11         250,000       261,368
SD Hlth. & Educ. Auth. (Prairie Crossings) Rev. AMBAC       Aaa/AAA      6.000         11/01/24         100,000        98,345
SD Hlth. & Educ. Auth. (Children's Care Hosp. & Home)        NR/A+       6.125         11/01/29         200,000       186,722
Northwestern School Dist. #56-3 C.O.P.'s                     NR/A        6.800         01/15/13         100,000       107,198
SD State Bldg. Auth. Rev.                                   A-1/A+       5.125         09/01/19         300,000       270,645
*SD Student Loan Finance Corp. (Student Loan Notes)           A/NR       6.550         08/01/20         300,000       316,851
SD State Lease Rev. C.O.P.'s FSA                            Aaa/AAA      6.500         09/01/08         200,000       215,428
                                                                                                                  ------------
SOUTH DAKOTA MUNICIPAL BONDS (COST: $7,081,264)                                                                   $ 6,984,166
                                                                                                                  ------------
SHORT-TERM SECURITIES (1.6%)
 Federated Tax-Free Fund 15                                                                                       $    61,489
 Federated Intermediate Municipal Trust 78                                                                             49,603
                                                                                                                  ------------
TOTAL SHORT-TERM SECURITIES (COST: $111,489)                                                                      $   111,092
                                                                                                                  ------------
TOTAL INVESTMENTS IN SECURITIES (COST: $7,192,753)                                                                $ 7,095,258
OTHER ASSETS LESS LIABILITIES                                                                                        (165,692)
                                                                                                                  ------------
NET ASSETS                                                                                                        $ 6,929,566
                                                                                                                  ============

*Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

#Indicates bonds are segregated by the custodian to cover initial margin requirements.

FOOTNOTE: Non-rated (NR) securities have been determined to be of investment grade quality by the Fund's Manager.

The accompanying notes are an integral part of these financial statements.


 Financial Statements December 31, 1999

Statement of Assets and Liabilities December 31, 1999
-----------------------------------------------------

ASSETS
     Investments in securities, at value (cost: $7,192,753)               $  7,095,258
     Accrued dividends receivable                                                  417
     Accrued interest receivable                                               118,588
     Prepaid expenses                                                              321
                                                                          -------------
        Total Assets                                                      $  7,214,584
                                                                          -------------

LIABILITIES
     Payable for fund shares redeemed                                     $     53,997
     Security purchase payable                                                 195,241
     Dividends payable                                                          29,241
     Accrued expenses                                                            6,539
                                                                          -------------
        Total Liabilities                                                 $    285,018
                                                                          -------------

NET ASSETS                                                                $  6,929,566
                                                                          =============

Net assets are represented by:
     Capital stock outstanding, at par                                    $        713
     Additional paid-in capital                                              7,167,621
     Accumulated undistributed net realized gain (loss) on investments        (141,273)
     Unrealized depreciation on investments                                    (97,495)
                                                                          -------------
          Total amount representing net assets applicable to
           712,840 outstanding shares of $.001 par value
          common stock (200,000,000  shares authorized)                   $  6,929,566
                                                                          -------------
Net asset value per share                                                 $       9.72
                                                                          =============

Statement of Operations For the year ended December 31, 1999
-------------------------------------------------------------

INVESTMENT INCOME
    Interest                                                              $    412,307
    Dividends                                                                    9,223
                                                                          -------------
         Total Investment Income                                          $    421,530
                                                                          -------------
EXPENSES
    Investment advisory fees                                              $     44,443
    Distribution fees (12b-1)                                                   55,185
    Transfer agent fees                                                         11,766
    Accounting service fees                                                     27,690
    Custodian fees                                                               2,831
    Professional fees                                                            5,740
    Reports to shareholders                                                      2,057
    Directors fees                                                               1,901
    Transfer agent out of pockets                                                1,305
    License, fees, and registrations                                               745
    Insurance expense                                                              550
                                                                         --------------
        Total Expenses                                                   $     154,213

     Less expenses waived or absorbed
     by the Fund's manager                                                     (58,597)
                                                                         --------------
         Total Net Expenses                                              $      95,616
                                                                         --------------
NET INVESTMENT INCOME                                                    $     325,914
                                                                         --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
    Net realized gain (loss) from:
    Investment transactions                                              $      (1,183)
    Futures transactions                                                        79,324
    Net change in unrealized appreciation (depreciation) of:
    Investments                                                               (502,787)
    Futures                                                                    (17,802)
                                                                         --------------
         Net Realized And Unrealized Gain (Loss) On Investments
         and Futures                                                     $    (442,448)
                                                                         --------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                                $    (116,534)
                                                                         ==============

The accompanying notes are an integral part of these financial statements.


Financial Statements December 31, 1999


Statement of Changes in Net Assets For the year ended December 31, 1999, and the year ended December 31, 1998
-------------------------------------------------------------------------

                                                                For the                        For the
                                                               Year Ended                     Year Ended
                                                           December 31, 1999              December 31, 1998
                                                          -------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income                                        $     325,914                  $     324,950
    Net realized gain (loss) on investment and
    futures transactions                                                78,141                        (83,556)
    Net change in unrealized appreciation (depreciation) on
    investments and futures                                           (520,589)                        48,337
                                                                ----------------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From
         Operations                                              $    (116,534)                $      289,731
                                                                ----------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends from net investment income
    ($.45 and $.46 per share, respectively)                      $    (325,914)                $     (324,950)
    Return of capital distributions
    ($.05 and $.05 per share, respectively)                            (35,729)                       (37,238)
    Distributions from net realized gain on
    investment and futures transactions                                      0                             0
                                                               -----------------------------------------------
         Total Dividends and Distributions                       $    (361,643)                $     (362,188)
                                                               -----------------------------------------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares                                 $     629,703                 $    1,063,581
    Proceeds from reinvested dividends                                 258,376                        230,313
    Cost of shares redeemed                                         (1,228,594)                      (803,533)
                                                               -----------------------------------------------
          Net Increase (Decrease) in Net Assets Resulting
          From Capital Share Transactions                        $    (340,515)                $      490,361
                                                               -----------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          $    (818,692)                $      417,904

NET ASSETS, BEGINNING OF PERIOD                                      7,748,258                      7,330,354
                                                               -----------------------------------------------
NET ASSETS, END OF PERIOD                                        $   6,929,566                 $    7,748,258
                                                               ===============================================

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements December 31, 1999


Note 1.    ORGANIZATION
South Dakota Tax-Free Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on October 1, 1993, and commenced operations on April 5, 1994. The Fund's objective is to provide as high a level of current income exempt from federal and any future South Dakota income taxes as is consistent with preservation of capital. The Fund will seek to achieve this by investing primarily in a portfolio of South Dakota tax-exempt securities.

Shares of the Fund are offered with no initial sales charge. Shares may be subject to a contingent deferred sales charge if redeemed within five years of purchase.

Note 2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Investment security valuation - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by ND Money Management. The matrix system has been developed based on procedures approved by the Board of Directors which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

Federal income taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required. The Fund has available at December 31, 1999, a net capital loss carry forward totaling $141,273, which may be used to offset capital gains realized during subsequent years through December 31, 2006.

Distributions to shareholders - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Investment income - Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method over the life of the respective securities, unless callable, in which case they are amortized to the earliest call date.

Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications - Certain prior year amounts have been reclassified to conform to the current year presentation.


Note 3.      CAPITAL SHARE TRANSACTIONS
As of December 31, 1999, there were 200,000,000 shares of $.001 par value authorized; 712,840 and 746,382 shares were outstanding at December 31, 1999, and December 31, 1998, respectively. Transactions in capital shares were as follows:

                                                      Shares
                                       ---------------------------------------
                                         For the Year        For the Year
                                            Ended                Ended
                                       December 31, 1999    December 31, 1998
                                      ----------------------------------------
Shares sold                                62,183              102,248
Shares issued on reinvestment
of dividends                               25,470               22,109
Shares redeemed                          (121,195)             (76,966)
                                      -----------------------------------------
Net increase (decrease)                   (33,542)              47,391
                                      =========================================

Note 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES ND Money Management, Inc., the Fund's investment adviser; ND Capital, Inc., the Fund's underwriter; and ND Resources, Inc., the Fund's transfer and accounting services agent; are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

The Fund has engaged ND Money Management, Inc. to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.60% of the Fund's average daily net assets. The Fund has recognized $5,302 of investment advisory fees after partial waiver for the year ended December 31, 1999. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act, whereby the Fund shall pay to ND Capital, Inc. (Capital), its principal underwriter, an annual fee for certain expenses incurred by Capital in connection with the distribution of the Fund's shares. The annual fee paid to Capital under the Plan is calculated daily and paid monthly by the Fund at the annual rate of 0.75% of the average daily net assets of the Fund. The Fund has recognized $35,729 of 12b-1 fee expenses after partial waiver for the year ended December 31, 1999. The Fund has a payable to Capital of $2,104 at December 31, 1999 for 12b-1 fees.

The Fund has engaged ND Capital, Inc. as agent for the purchase of certain investment securities. For the year ended December 31, 1999, no commissions were earned by ND Capital, Inc.

ND Resources, Inc. (the transfer agent) provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $11,766 of transfer agency fees for the year ended December 31, 1999. The Fund has a payable to ND Resources, Inc. of $934 at December 31, 1999 for transfer agency fees. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $27,690 of accounting service fees for the year ended December 31, 1999. The Fund has a payable to ND Resources, Inc.
of $2,291 at December 31, 1999 for accounting service fees.

Note 5.    INVESTMENT SECURITY TRANSACTIONS
The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $2,430,550 and $2,033,104, respectively, for the year ended December 31, 1999.

Note 6.    INVESTMENT IN SECURITIES
At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $7,192,753 and the net unrealized depreciation of investments based on the cost was $97,495, which is comprised of $95,091 aggregate gross unrealized appreciation and $192,586 aggregate gross unrealized depreciation.


Financial Highlights Selected per share data and ratios for the period indicated
--------------------------------------------------------------------------------

                                                      For The        For The        For The        For The        For The
                                                     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                                    December 31,   December 31,   December 31,   December 31,   December 31,
                                                       1999           1998            1997           1996           1995
                                                  ----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $  10.38       $  10.49        $  10.50       $  10.39       $  9.86
                                                  ----------------------------------------------------------------------------
Income from Investment Operations:
     Net investment income                           $    .45       $    .46        $    .53       $    .52       $   .55
     Net realized and unrealized gain (loss) on
     investment and futures transactions                 (.61)          (.06)            .03            .14           .55
                                                  ----------------------------------------------------------------------------
         Total Income (Loss) From
         Investment Operations                       $   (.16)      $    .40        $    .56       $    .66       $  1.10
                                                  ----------------------------------------------------------------------------
Less Distributions:
     Dividends from net investment income            $   (.45)      $   (.46)       $   (.53)      $   (.52)      $  (.55)
     Return of capital distributions                     (.05)          (.05)           (.04)          (.03)         (.02)
     Distributions from net realized gain                 .00            .00             .00            .00           .00
                                                  ----------------------------------------------------------------------------
         Total Distributions                         $   (.50)      $   (.51)       $   (.57)      $   (.55)      $  (.57)
                                                  ----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $   9.72       $  10.38        $  10.49       $  10.50       $ 10.39
                                                  ============================================================================
Total Return                                            (1.63%)(A)      3.88%(A)        5.10%(A)       6.58%(A)     11.47%(A)



Ratios/Supplemental Data:
     Net assets, end of period (in thousands)        $   6,930      $   7,748       $   7,330      $   6,397      $  5,163
     Ratio of net expenses (after expense assumption)
     to average net assets                               1.30%(B)       1.30%(B)        1.17%(B)       0.93%(B)      0.61%(B)
     Ratio of net investment income to average net
     assets	                                             4.43%          4.36%           4.70%          5.01%         5.35%
     Portfolio turnover rate                            28.48%         15.75%           3.35%          2.47%         0.66%

[FN]
(A)Excludes contingent deferred sales charge of 4%.
(B)During the periods indicated above, ND Holdings, Inc. assumed/waived expenses of $58,597, $55,713, $68,538, $54,598, and $37,053, respectively.
If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 2.10%, 2.05%, 2.16%, 1.88%, and 1.51%, respectively.

The accompanying notes are an integral part of these financial statements.


INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Directors of South Dakota Tax-Free Fund, Inc.


We have audited the accompanying statement of assets and liabilities of South Dakota Tax-Free Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in
the financial statements.    Our procedures included confirmation of
securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of South Dakota Tax-Free Fund, Inc. as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.



BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota
February 03, 2000